PRINCIPAL FREEDOMSM VARIABLE ANNUITY

ISSUED BY PRINCIPAL LIFE INSURANCE COMPANY (THE “ COMPANY” )

This Prospectus is dated May 1, 2010.

The Company no longer offers or issues the Contract. This Prospectus is only for the use of the current Contract owners.

The individual flexible premium deferred variable annuity contract (“ Contract” ) described in this Prospectus is funded with the Principal Life Insurance Company Separate Account B (“ Separate Account” ) and a fixed account
(“ Fixed Account” ). The Fixed Account is a part of our General Account. The assets of each division of the Separate
Account are invested in shares of a corresponding underlying mutual fund (the “ underlying mutual funds” ). The divisions available through the Contract are:

American Century Variable Portfolios, Inc. – Class 1		Principal Variable Contracts Funds, Inc. – Class 1 (cont.)
•	Income & Growth Fund	•	MidCap Blend Account
Franklin Templeton Variable Insurance Products Trust		•	MidCap Growth Account I(2)
•	Templeton Growth Securities Fund – Class 2	•	MidCap Value Account II(3)
Principal Variable Contracts Funds, Inc. – Class 1		•	Money Market Account
•	Bond & Mortgage Securities Account	•	Mortgage Securities Account(4)
•	Diversified International Account	•	Short-Term Bond Account(5)
•	Government & High Quality Bond Account(1)	•	Short-Term Income Account
•	LargeCap Growth Account I	•	SmallCap Blend Account
•	LargeCap S&P 500 Index Account	•	SmallCap Growth Account II
•	LargeCap Value Account

(1) Effective July 16, 2010, the Government & High Quality Bond Account will merge into Mortgage Securities Account, and the Mortgage Securities
Account will change its name to be known as Government & High Quality Bond Account.
(2) Effective July 16, 2010, the MidCap Growth Account I will merge into MidCap Blend Account.
(3) Effective July 16, 2010, the MidCap Value Account II will merge into MidCap Blend Account.
(4) Effective July 16, 2010, the Mortgage Securities Account will be known as Government & High Quality Bond Account.
(5) Effective July 16, 2010, the Short-Term Bond Account will merge into Short-Term Income Account.

This prospectus provides information about the Contract and the Separate Account that you ought to know before investing. It should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information (“ SAI” ), dated May 1, 2010, which has been filed with the Securities and
Exchange Commission (the “ Commission” ). The SAI is legally a part of this prospectus. The table of contents of the
SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or calling:

Principal FreedomSM Variable Annuity
Principal Financial Group
P. O. Box 9382
Des Moines, Iowa 50306-9382
Telephone: 1-800-852-4450

An investment in the Contract is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only when attached to the current prospectuses for the underlying mutual funds.

The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

TABLE OF CONTENTS
GLOSSARY	5
SUMMARY OF EXPENSE INFORMATION	6
SUMMARY	8
Investment Limitations	8
Transfers	9
Surrenders	9
Charges and Deductions	9
Death Benefit	9
Annuity Benefit Payments	9
Examination Offer (free look)	10
THE PRINCIPAL FREEDOMSM VARIABLE ANNUITY	10
THE COMPANY	10
THE SEPARATE ACCOUNT	10
THE UNDERLYING MUTUAL FUNDS	11
THE CONTRACT	12
To Buy a Contract	12
The Accumulation Period	13
Telephone and Internet Services	17
The Annuity Benefit Payment Period	20
CHARGES AND DEDUCTIONS	22
Mortality and Expense Risks Charge	23
Premium Taxes	23
Fixed Account Surrender Charge and Transfer Fee	23
Waiver of Fixed Account Surrender Charge Rider	24
Administration Charge	25
Special Provisions for Group or Sponsored Arrangements	25
FIXED ACCOUNT	25
General Description	26
Fixed Account Accumulated Value	26
Fixed Account Transfers, Total and Partial Surrenders	26
GENERAL PROVISIONS	27
The Contract	27
Delay of Payments	27
Misstatement of Age or Gender	28
Assignment	28
Change of Owner	28
Change of Annuitant	28
Change of Beneficiary	28
Contract Termination	29
RIGHTS RESERVED BY THE COMPANY	29
Frequent Trading and Market-Timing (Abusive Trading Practices)	29
PERFORMANCE CALCULATION	30

FEDERAL TAX MATTERS	31
Non-Qualified Contracts	31
Required Distributions for Non-Qualified Contracts	31
IRA, SEP, and SIMPLE-IRA	32
Withholding	33
Mutual Fund Diversification	33
STATE REGULATION	34
GENERAL INFORMATION	34
Reservation Rights	34
Legal Opinions	34
Legal Proceedings	34
Other Variable Annuity Contracts	34
Payments to Financial Intermediaries	35
Service Arrangements and Compensation	35
Independent Registered Public Accounting Firm	35
FINANCIAL STATEMENTS	35
TABLE OF SEPARATE ACCOUNT DIVISIONS	36
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	41
CONDENSED FINANCIAL INFORMATION	42

GLOSSARY
account – series or portfolio of a mutual fund in which a division invests.

accumulated value – an amount equal to the Fixed Account value plus the Separate Account value.

annuitant – the person, including any joint annuitant, on whose life the annuity payment is based. This person may or may not be the owner.

annuitization date – the date the owner’s accumulated value is applied, under an annuity payment option, to make income payments.

contract date – the date that the Contract is issued and which is used to determine contract years.

contract year – the one-year period beginning on the contract date and ending one day before the contract anniver-
sary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is
June 5, 2006, the first contract year ends on June 4, 2007, and the first contract anniversary is June 5, 2007).

division – a part of the Separate Account which invests in shares of an underlying mutual fund.

Fixed Account – an account which earns guaranteed interest.

home office – the office where notices, requests and purchase payments must be sent. All amounts payable to us under the Contract are payable through the home office.

investment options – the Fixed Account and Separate Account.

joint annuitant – one of the annuitants on whose life the annuity benefit payment is based. Any reference to the death of the annuitant means the death of the first annuitant to die.

joint owner – an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.

non-qualified contract – a contract which does not qualify for favorable tax treatment under the Internal Revenue
Code as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple IRA or Tax Sheltered Annuity.

notice – any form of communication received by us, at the home office, either in writing or in another form approved by us in advance.

owner – the person, including joint owner, who owns all the rights and privileges of this Contract.

purchase payments – the gross amount contributed to the Contract. Fixed Account purchase payments include transfers into the Fixed Account from any division.

qualified plans – retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal
Revenue Code (the “ Code” ).

transfer – moving all or a portion of your accumulated value to or among one investment option or another. Simulta-
neous transfers are considered to be one transfer for purposes of calculating the transfer fee, if any.

underlying mutual fund – a registered open-end investment company, or a separate division or portfolio thereof, in which a division invests.

unit – the accounting measure used to calculate the value of a division prior to annuitization date.

unit value – a measure used to determine the value of an investment in a division.

valuation date – each day the New York Stock Exchange (“ NYSE” ) is open.

valuation period – the period of time from one determination of the value of a unit of a division to the next. Each valu-
ation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. (3:00 p.m. C.T.) on each val-
uation date and ends at the close of normal trading of the NYSE on the next valuation date.

we, our, us – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.

written request – actual delivery to the Company at the home office of a written notice or request, signed and dated, on a form we supply or approve. Your notice may be mailed to:

Principal FreedomSM Variable Annuity
Principal Financial Group
P. O. Box 9382
Des Moines, Iowa 50306-9382

SUMMARY OF EXPENSE INFORMATION

The tables below describe the fees and expenses that you will pay when buying, owning and surrendering the Con-
tract.

The following table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options.

Contract owner transaction expenses
Sales charge imposed on purchase payments (as a percentage of
purchase payments)	•	none

Maximum surrender charge (as a percentage of amount
surrendered)
• surrenders from the Separate Account	•	none
• surrenders from the Fixed Account(1)	•	6%

Transfer Fee (as a percentage of amount transferred)
• transfer from Separate Account	•	none
• transfer from Fixed Account(1)	•	6%
State Premium Taxes (vary by state)
• guaranteed maximum	•	3.5% of purchase payments made
• current	•	zero

(1) Table of Fixed Account Surrender Charges and Transfer Fees

Surrender charge
and transfer fee
Number of completed contract years	applied to Fixed Account
since each Fixed Account	surrenders and transfers beyond
purchase payment* was made	Free Transaction Amount

0 (year of purchase payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
*Includes amounts transferred to the Fixed Account from divisions. Each Fixed Account purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment

Please note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transfer fees and/or impose restrictions on transfers.

The following table describes the fees and expenses that are deducted periodically during the time that you own the
Contract, not including underlying mutual fund fees and expenses.

Periodic Expenses

Separate Account Annual Expenses
(as a percentage of separate account accumulated value)
• guaranteed maximum
Mortality and Expense Risks Charge	1.25%
Administration Charge	0.15%
Total Separate Account Annual Expense	1.40%

• current
Mortality and Expense Risks Charge	0.85%
Administration Charge	0.00%
Total Separate Account Annual Expense	0.85%

This table shows the minimum and maximum total operating expenses, charged by the underlying mutual funds, that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses
as of December 31, 2009

	Minimum	Maximum

Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and
other expenses)	0.27%	1.16%

The annual fees and expenses charged by each underlying mutual fund are shown in each fund’s current prospectus.

Example

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below.

This example reflects the maximum charges imposed if you were to purchase the Contract. Also reflects the minimum and maximum annual underlying mutual fund operating expenses as of December 31, 2009 (without voluntary waivers of fees by the underlying funds, if any). This example assumes:

• a $10,000 investment in the Contract for the time periods indicated;
• a 5% return each year;
• no annual contract fee;
• all the accumulated value is invested in the Separate Account divisions; and
• the total Separate Account charges associated with the most expensive combination of optional benefits with highest/ lowest fund expense

	If you surrender your								If you fully annuitize your
	contract at the end of the				If you do not				contract at the end of the
	applicable time period				surrender your contract				applicable time period

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.

Maximum Total Underlying
Mutual Fund Operating
Expenses (1.16%)	252	773	1,320	2,809	252	773	1,320	2,809	252	773	1,320	2,809

Minimum Total Underlying
Mutual Fund Operating
Expenses (0.27%)	164	509	877	1,909	164	509	877	1,909	164	509	877	1,909

SUMMARY

This prospectus describes an individual flexible premium variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including plans and trusts that do not qualify for special tax treatment under the Code and for purchase by persons participating in individual retirement annuity plans that meet the requirements of Section 408 of the Code.

A significant advantage of the Contract is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Contract to fund a tax-qualified retirement account does not provide any additional tax deferred treat-
ment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Contract does provide benefits such as lifetime income payments, family protection through death benefits and asset allocation.

This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.

Investment Limitations

• Initial purchase payment must be $10,000 or more.
• Each subsequent purchase payment must be $50 or more.
• The total purchase payments made during the life of the Contract may not be greater than $2 million.

You may allocate your net purchase payments to the investment options.

• A complete list of the divisions may be found in the TABLE OF SEPARATE ACCOUNT DIVISIONS. Each Division
invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.
• The investment options also include the Fixed Account.

Transfers (see Separate Account Division Transfers for additional restrictions)

• During the accumulation period:
• from the divisions:
• dollar amount or percentage of transfer must be specified; and
• transfer may occur on scheduled or unscheduled basis.
• from the Fixed Account:
• percentage or dollar amount of transfer must be specified; and
• amounts available for transfer without payment of a transfer fee are limited (see Fixed Account Transfers,
Total and Partial Surrenders).
• During the annuity benefit payment period, transfers are not permitted (no transfers once payments have begun).

Surrenders (total or partial) (see Separate Account Surrender and Fixed Account Transfers, Total and Partial
Surrenders)

• During the accumulation period:
• a dollar amount must be specified;
• surrenders before age 59 1/2 may involve an income tax penalty (see Federal Tax Matters);
• surrender amounts may be subject to a surrender charge; and
• a full surrender is permitted prior to the annuitization date.
• During the annuity benefit payment period, surrenders are not permitted.

Charges and Deductions

• There is no sales charge on purchase payments.
• A contingent deferred surrender charge is imposed on certain total or partial surrenders from the Fixed Account.
• A transfer fee applies to certain transfers from the Fixed Account to divisions.
• A mortality and expense risks daily charge equal to 0.85% per year applies to amounts in the Separate Account.
The Company reserves the right to increase this charge, but guarantees that it will not exceed 1.25% per year.
• The daily Separate Account administration charge is currently zero, but the Company reserves the right to assess a charge not to exceed 0.15% annually.
• Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from purchase payments or accumulated values.

Death Benefit

• During the accumulation period:
• the death benefit is the greater of:
• accumulated value, or
• purchase payments minus partial surrenders, any transaction fees, surrender charges and transfer fees.
• You may choose to have death benefit payments made under an annuity benefit payment option.
• During the annuity period, payments to your named beneficiary(ies) will continue only as provided by the annuity benefit payment option selected.

Annuity Benefit Payments

• You may choose from several fixed annuity benefit payment options which start on your selected annuitization date.
• Annuity benefit payments are made to the owner (or beneficiary depending on the annuity benefit payment option selected). You should carefully consider the tax implications of each annuity benefit payment option (see Annuity
Benefit Payment Options and FEDERAL TAX MATTERS).

Examination Offer (free look)

• You may return the Contract during the free look which is generally 10 days from the date you receive your
Contract. The free look may be longer in certain states.
• We return either all purchase payments made or the accumulated value, whichever is required by applicable state law.

THE PRINCIPAL FREEDOMSM VARIABLE ANNUITY

The Principal FreedomSM Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the divisions) rather than the insurance com-
pany. The amount available for annuity benefit payments under a variable annuity is not guaranteed. The amount available for payments varies with the investment performance of the portfolio securities of the underlying mutual fund(s).

Based on your investment objectives, you direct the allocation of purchase payments and accumulated value. There can be no assurance that your investment objectives will be achieved.

THE COMPANY

The Company is a stock life insurance company with authority to transact life and annuity business in all states of the
United States and the District of Columbia. Our home office is located at: Principal Financial Group, Des Moines,
Iowa 50392. We are a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, we were incorporated under Iowa law as a mutual assessment life insurance company named
Bankers Life Association. We became a legal reserve life insurance company and changed our name to Bankers Life
Company in 1911. In 1986, we changed our name to Principal Mutual Life Insurance Company. In 1998, we became
Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Com-
pany converted to a stock company through a process called demutualization, resulting in our current organizational structure.

THE SEPARATE ACCOUNT

Principal Life Insurance Company Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. We do not guarantee the investment results of the
Separate Account. There is no assurance that the value of your Contract will equal the total of the purchase payments you make to us.

The Separate Account is not affected by the rate of return of our general account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obliga-
tions arising from the Contract, including the promise to make annuity benefit payments, are general corporate obliga-
tions of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the
Contract may not be charged with liabilities arising from any of our other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate
Account following SEC approval.

The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of your purchase payments.

In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Contract and rider charges, may be negative even though the underlying money market fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract value to a Money Market division or participate in a scheduled automatic transfers program or Automatic Portfolio Rebalancing program where the Contract value is allo-
cated to a Money Market division, that portion of your Contract value allocated to the Money Market division may decrease in value.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment man-
agement companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“ SAI” ). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are avail-
able only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underly-
ing mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should under-
stand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund.
Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objec-
tives and a listing of the advisor and, if applicable, sub-advisor for each division.

Deletion or Substitution of Divisions

We reserve the right to make certain changes if, in our judgement, the changes best serve your interests or are appro-
priate in carrying out the purpose of the Contract. Any changes are made only to the extent and in the manner permit-
ted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:

• transfer assets from one division to another division;
• add, combine or eliminate divisions; or
• substitute the shares of a division for shares in another division:
• if shares of a division are no longer available for investment; or
• if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).

Voting Rights

We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of own-
ers.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accu-
mulated contract value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE: Because there is no required minimum number of votes, a small number of votes can have a disproportion-
ate effect.

THE CONTRACT

The descriptions that follow are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any tax qualified plan which is to be funded by the Contract. Tax qual-
ified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.

To Buy a Contract

If you want to buy a Contract, you must submit an application and make an initial purchase payment. If the application is complete and the Contract applied for is suitable, the Contract is issued. If the completed application is received in proper order, the initial purchase payment is credited within two valuation days after the later of receipt of the applica-
tion or receipt of the initial purchase payment at the Company’s home office. If the initial purchase payment is not cred-
ited within five valuation days, it is refunded unless we have received your permission to retain the purchase payment until we receive the information necessary to issue the Contract.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaran-
teed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

Purchase Payments

The initial purchase payment must be at least $10,000. Subsequent purchase payments must be at least $50. The total of all purchase payments may not be greater than $2,000,000 without our prior approval. The company reserves the right to increase the minimum amount for each purchase payment to not more than $1,000.

Allocation of purchase payments
Your purchase payments are allocated to the divisions and/or the Fixed Account according to your instructions. The percentage allocation for future purchase payments may be changed, without charge, at any time by sending a written request to or calling the home office. The allocation changes are effective at the end of the valuation period in which your new instructions are received. You may not allocate your investment to the Fixed Account if it causes the value of the Fixed Account to be more than $1,000,000 (without our prior approval).

Right to Examine the Contract (free look)

It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “ free look” ). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.

Although we currently allocate your initial purchase payments to the investment options you have selected, we reserve the right to allocate initial purchase payments to the Money Market Division during the examination offer period. In addition, we are required to allocate initial purchase payments to the Money Market Division if the Contract is issued in
California and the owner is age 60 or older. After the examination offer period expires, your accumulated value will be converted into units of the divisions according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.

If you properly exercise your free look, we will rescind the Contract and we will pay you a refund of your current accu-
mulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending on the state in which the Contract was issued, any applicable fees and charges. The amount returned to you may be higher or lower than the purchase payment(s) applied during the examination offer period. Some states require us to return to you the amount or your purchase payment(s); if so, we will return the greater of your purchase payments or your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:

• the total purchase payment(s) made; or
• your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

To return a Contract, you must send a written request to us or to the registered representative who sold it to you before the close of business on the last day of the examination offer period.

You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.

The Accumulation Period

The Value of Your Contract
The value of your Contract is the total of the Separate Account value plus any Fixed Account value. The Fixed Account value is described in the section titled FIXED ACCOUNT.

As owner of the Contract, you bear the investment risk. The Contract’s accumulated value reflects the investment experience of the divisions that you choose. It also reflects your purchase payments, partial surrenders and the Con-
tract expenses deducted from the Separate Account.

The Separate Account division accumulated value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:

• the number of units you have in a division multiplied by
• the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:

• your initial purchase payment;
• subsequent purchase payments; and
• transfers from another division or the Fixed Account.

minus units sold:

• for partial surrenders from the division;
• as part of a transfer to another division or the Fixed Account; and
• to pay Contract charges and fees.

Unit values are calculated each valuation date at the close of normal trading of the NYSE. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the divisions’ net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:

a = the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
b = the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
c = the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
d = are the total Separate Account annual expenses.
* When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

The Separate Account charges (if any) and the mortality and expense risks charge are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.

Purchase Payments
• On your application, you direct how your purchase payments will be allocated to the divisions that you choose.
• Allocations must be in percentages.
• Percentages must be in whole numbers and total 100%.
• Subsequent purchase payments are allocated according to your then current allocation instructions.
• Changes to the allocation instructions are made without charge.
• A change is effective on the next valuation period after we receive your new instructions.
• You can change the current allocations and future allocation instructions by:
• mailing your instructions to us;
• calling us at 1-800-852-4450 (if telephone privileges apply);
• faxing your instructions to us at 1-866-894-2087; or
• visiting www.principal.com.
• Changes to purchase payment allocations do not result in the transfer of any existing division accumulated values.
You must provide specific instructions to transfer existing accumulated values.
• Purchase payments are credited on the basis of the unit value next determined after we receive a purchase payment.

Division Transfers
You may request an unscheduled transfer or set up a scheduled transfer by:

• mailing your instructions to us;
• calling us at 1-800-852-4450 (if telephone privileges apply);
• faxing us at 1-866-894-2087; or
• visiting www.principal.com (if internet privileges apply).
You must specify the dollar amount of percentage to transfer from each division. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.

You may not make a transfer to the Fixed Account if:

• a transfer has been made from the Fixed Account to a division within six months; or
• after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers
• You may make unscheduled division transfers from one division to another division or to the Fixed Account.
• The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
• The transfer amount must be equal to or greater than the lesser of $50 or the total value of the division from which the transfer is being made.

Limitations on Unscheduled Transfers. We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:

• requiring a minimum time period between each transfer;
• imposing a transfer fee;
• limiting the dollar amount that an owner may transfer at any one time; or
• not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.

Scheduled Transfers (Dollar Cost Averaging)
• You may elect to have transfers made on a scheduled basis.
• You must specify the dollar amount of the transfer.
• There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.
• You select the transfer date (other than the 29th, 30th or 31st) and the transfer period
• quarterly (on a calendar year or contract year basis) or
• semiannually or annually (on a contract year basis).
• If the selected date is not a valuation date, the transfer is completed on the next valuation date.
• Transfers continue until your value in the division is zero or we receive notice to stop the transfers.
• We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.
• If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.

Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.

Example:
	Month	Amount Invested	Share Price	Shares Purchased
	January	$100	$25.00	4
	February	$100	$20.00	5
	March	$100	$20.00	5
	April	$100	$10.00	10
	May	$100	$25.00	4
	June	$100	$20.00	5
	Total	$600	$120.00	33

In the example above, the average share price is $20.00 (total of share prices ($120.00) divided by number of pur-
chases (6)). The average share cost is $18.18 (amount invested ($600.00) divided by number of shares purchased
(33)).

Separate Account surrenders
Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for sur-
render (or earlier if required by law). However, certain delays in payment are permitted (see GENERAL PROVISIONS
- Delay of Payment). Surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MAT-
TERS). You must send us a written request for any surrender.

You may specify surrender allocation percentages with each partial surrender request. If you don’t provide us with specific percentages, we will use your purchase payment allocation percentages for the partial surrender.

Total Surrender
•	You may surrender the Contract on or before the annuitization date.
•	You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.
•	The cash surrender value is the total of the values of your divisions plus any amount you have in the Fixed Account minus any applicable surrender charge or transaction fee.
•	The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
•	We reserve the right to require you to return the Contract to us prior to making any payment though this does not affect the amount of the cash surrender value.

Unscheduled partial surrender
•	Prior to the annuitization date, you may surrender a part of the Fixed Account and/or Separate Account value by sending us a written request.
•	You must specify the dollar amount of the surrender (which must be $50 or more).
•	The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
•	The surrender is deducted from your Fixed Account value and/or your division(s) according to the surrender allocation percentages you specify.
•	If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.
•	We surrender units from the divisions and/or Fixed Account amounts to equal the dollar amount of the surrender request plus any applicable Fixed Account surrender charge.
•	The accumulated value after the unscheduled partial surrender must be equal or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).

Scheduled partial surrender
•	You may elect partial surrenders on a periodic basis by sending us written notice.
•	Your accumulated value must be at least $5,000 when the surrenders begin.
•	Surrenders are made from any of the divisions and/or the Fixed Account.
•	You may specify monthly, quarterly, semiannually or annually and pick a surrender date (other than the 29th, 30th or 31st).
•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.
•	The surrender is deducted from your Fixed Account value and/or any division(s) according to the surrender allocation percentages you specify.
•	If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.
•	We surrender units from the divisions and/or Fixed Account to equal the dollar amount of the surrender request plus any applicable Fixed Account surrender charge.
•	The surrenders continue until the accumulated value is zero or we receive written notice to stop them.

Automatic Portfolio Rebalancing (APR)
•	APR allows you to maintain a specific percentage of your accumulated value in specified divisions over time.
•	You may elect APR at any time after the examination offer period has expired.
•	APR is not available if you have arranged scheduled transfers from the same division.
•	There is no charge for APR transfers and no charge for participating in the APR program.
•	APR may be done on the frequency you specify:
• quarterly (on a calendar year or contract year basis); or
• semiannually or annually (on a contract year basis).
•	You may rebalance by:
• mailing your instructions to us,
• calling us at 1-800-852-4450 (if telephone privileges apply);
• faxing your instructions to us at 1-866-894-2087; or
• visiting www.principal.com.

Divisions are rebalanced at the end of the valuation period during which we receive your request.

Example: You elect APR to maintain your accumulated value with 50% in the LargeCap Value Division and
50% in the Bond & Mortgage Securities Division. At the end of the specified period, 60% of the accumulated value is in the LargeCap Value Division, with the remaining 40% in the Bond &
Mortgage Securities Division. By rebalancing, units from the LargeCap Value Division are sold and invested in the Bond & Mortgage Securities Division so that 50% of the accumulated value is once again in each division.

Telephone and Internet Services

If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:

• make purchase payment allocation changes;
• set up Dollar Cost Averaging (DCA) scheduled transfers;
• make transfers; and
• make changes to APR.

Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow pro-
cedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not fol-
lowed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (name, address, security phrase, pass-
word, daytime telephone number, social security number and/or birth date) and sending written confirmation to your address of record.

Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.

If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.

We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. When-
ever reasonably feasible, we will provide you with prior notice if we modify or terminate telephone service or internet services. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate tele-
phone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.

Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.

If you elect telephone privileges, instructions
• may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and
5 p.m. Eastern Time on any day that the NYSE is open).
• are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).
• are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site,
www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.

If you register for internet privileges, instructions
• are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).
• are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

Death Benefit

This Contract provides a death benefit upon the death of the owner. The Contract will not provide death benefits upon the death of an annuitant unless the annuitant is also an owner or the owner is not a natural person.

The following table illustrates the various situations and the resulting death benefit payment if you die before the annu-
itization date.

If you die and	And	Then

You are the sole owner	Your spouse is not	The beneficiary(ies) receive the death benefit under the Contract.
named as a primary
	beneficiary	If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single pay-
ment.

Upon your death, only your beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are the sole owner	Your spouse is	Your spouse may either
	named as a primary	a. elect to continue the Contract; or
	beneficiary	b. receive the death benefit under the Contract.

All other beneficiaries receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single pay-
ment.

Unless your spouse elects to continue the Contract, only your spouse’s and any other beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint	The surviving owner receives the death benefit under the Contract.
owner is not your
	spouse	Upon your death, only the surviving owner’s right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint	Your spouse may either
	owner is your spouse	a. elect to continue the Contract; or
b. receive the death benefit under the Contract.

Unless the surviving spouse owner elects to continue the Contract, upon your death, only your spouse’s right to the death benefit will continue; all other rights and benefits under the rider and the Contract will terminate.

If	And	Then

The annuitant dies	The owner is not a	The beneficiary(ies) receive the death benefit under the Contract.
natural person
If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other writ-
ten instructions. If no beneficiary(ies) survive the annuitant, the death benefit is paid to the owner.

Upon the annuitant’s death, only the beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.

No surrender charge applies when a death benefit is paid.

Amount of the Death Benefit
The amount of the death benefit is the greater of:

• your accumulated value on the date we receive all required documents; or
• the total of purchase payments minus any partial surrenders, fees and charges as of the date we receive all required documents and notice (including proof) of death.

If you die before the annuitant and your beneficiary is your spouse, we will continue the Contract with your spouse as the new owner. Alternatively, within 60 days of your death, your spouse may elect to:

• apply the death benefit under an annuity payment option; or
• receive the death benefit as a single payment.

Payment of Death Benefit
The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary.
After payment of all of the death benefit, the Contract is terminated.

The death benefit is usually paid within five business days of our receiving all documents (including proof of death)
that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see Delay of Payments). We pay interest (as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity benefit pay-
ment option.

NOTE: Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.

The Annuity Benefit Payment Period

Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date later than the maximum annuitiza-
tion date found on the data pages. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data pages.

You may annuitize your Contract at any time by electing to receive payments under an annuity benefit payment option.
If the accumulated value on the annuitization date is less than $2,000.00 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment.
The contract would then be canceled. You may select when you want the annuity benefit payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).

Once annuity benefit payments begin under the annuity benefit payment option you choose, the annuity benefit pay-
ment option may not be changed. In addition, once payments begin, you may not surrender or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.

Depending on the type of annuity benefit payment option selected, annuity benefit payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity benefit payment commencement date.

Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized. You may choose from several fixed annuity benefit payment options. Annuity benefit payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual, or annual basis. The dollar amount of the annuity benefit payments is specified for the entire annuity benefit payment period according to the annuity benefit payment option selected. There is no right to take any total surrenders after the annuitization date.

The amount of the fixed annuity benefit payment depends on:

• the amount of accumulated value applied to the annuity benefit payment option;
• the annuity benefit payment option selected; and
• the age and gender of annuitant (unless the Fixed Period Income benefit payment option is selected).

Annuity benefit payments are determined in accordance with annuity tables and other provisions contained in the Con-
tract. The annuity benefit payment tables contained in this Contract are based on the 1983 Table A Mortality Table.
These tables are guaranteed for the life of the Contract. The amount of the initial annuity benefit payment is deter-
mined by applying the accumulated value as of the date of the application to the annuity table for the annuitant’s annu-
ity benefit option, gender, and age.

Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identi-
cal Contract. This is because statistically females have longer life expectancies than males. In certain states, this dif-
ference may not be taken into consideration in fixing the annuity benefit payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.

You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit pay-
ment option may not be changed after annuity benefit payments begin. You may change your selection of an annuity benefit payment option (for which no annuity benefit payments have been made) by sending us a written request prior to the annuitization date. We must receive your written request on or before the annuitization date. If you fail to elect an annuity benefit payment option, we will automatically apply:

• for Contracts with one annuitant – Life Income with annuity benefit payments guaranteed for a period of
10 years.
• for Contracts with joint annuitants – Joint and Full Survivor Life Income with annuity benefit payments guaran-
teed for a period of 10 years.

The available annuity benefit payment options include:
• Fixed Period Income - Level payments are made for a fixed period. You may select a range from 5 to 30 years
(state variations may apply). If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the period. Payments stop after all guaranteed payments are made.

• Life Income - Level payments are made during the annuitant’s lifetime only. NOTE: There is no death benefit value remaining or further payments when the annuitant dies. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date.

• Life Income with Period Certain - Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

• Joint and Survivor - Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due.

If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date. NOTE: There is no death benefit value remaining or future payments after both annuitants have died.

• Joint and Survivor with Period Certain - Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

• Joint and Two-thirds Survivor Life Income - Payments continue as long as either the annuitant or the joint annuitant is alive. If either the annuitant or joint annuitant dies, payments continue to the survivor at two-thirds the original amount. Payments stop when both the annuitant and joint annuitant have died. It is possible that only one payment is made under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date. NOTE: There is no death benefit value remaining or future payments after both annuitants have died.

Other annuity benefit payment options may be available with our approval.

Supplementary Contract
When you annuitize your Contract’s accumulated value, we issue a supplementary fixed annuity contract that provides an annuity benefit payment based on the amount you have annuitized and the annuity benefit payment option that you have selected. The date of the first annuity benefit payment under the supplementary contract is the effective date of that supplementary contract unless you select a date for the first annuity benefit payment that is later than the supplementary contract effective date. The first annuity benefit payment must be made within one year of the supplementary contract effective date.

Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 70 1/2. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract.
Additional rules apply to distributions under non-qualified contracts (see Required Distributions for Non-Qualified
Contracts).

Death of Annuitant (during the annuity benefit payment period)
If the annuitant dies during the annuity benefit payment period, remaining annuity benefit payments are made to the owner throughout the guarantee period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining annuity benefit payments are made to the contingent owner. In all cases the person entitled to receive annuity benefit payments also receives any rights and privileges under the annuity benefit payment option.

CHARGES AND DEDUCTIONS

Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Premium Tax.

In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.

Mortality and Expense Risks Charge

We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 0.85% of the average daily net assets of the Separate Account. We reserve the right to increase this charge but guarantee that it will not exceed 1.25% per year. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of an accumulation unit is calculated.

We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity ben-
efit payment option. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.

The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administrative charges.

If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company.

Premium Taxes

We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a purchase payment when we receive it, or the accumulated value when you request a surrender (total or partial) or it is applied under an annuity benefit payment option. Currently, premium taxes range from zero to 3.5%.

Fixed Account Surrender Charge and Transfer Fee

No sales charge is collected or deducted when purchase payments are applied under the Contract to provide an annu-
ity benefit payment option. A surrender charge is assessed on certain total or partial surrenders from the Fixed
Account. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which will include profit, if any, from the mortality and expense risks charge.

The surrender charge for any total or partial surrender is a percentage of the Fixed Account purchase payments sur-
rendered which were received by us during the seven contract years prior to the surrender. The applicable percentage which is applied to the sum of the Fixed Account purchase payments (which includes amounts transferred to the Fixed
Account from any of the divisions) paid during each contract year is determined by the following table.

The Fixed Account transfer fee is assessed on certain transfers from the Fixed Account to the Separate Account (For contracts sold in Oregon, South Carolina and Texas, the Fixed Account transfer fee is waived).

Table of Fixed Account Surrender Charges and Transfer Fees
Number of completed contract years	Surrender charge and transfer fee applied
since each Fixed Account	to Fixed Account surrenders and transfers
purchase payment* was made	beyond Free Transaction Amount
0 (year of purchase payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0
* Includes amounts transferred to Fixed Account from divisions. Each Fixed Account purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment.

For purposes of calculating surrenders and transfers, we assume that surrenders and transfers are made in the follow-
ing order:*
• first from Fixed Account purchase payments we received more than seven completed contract years prior to the surrender (or transfer);
• then from the Fixed Account free transaction amount (first from the Fixed Account’s earnings, then from the oldest Fixed Account purchase payments (first-in, first-out)) described below in FIXED ACCOUNT -Fixed
Account Free Transaction Amount; and
• then from Fixed Account purchase payments we received within the seven completed contract years before the surrender (or transfer) on a first-in, first-out basis.
* The order for tax reporting purposes is different. You should consult your tax advisor.

Where permitted by state law, we reserve the right to reduce:
• the surrender charge fee for any amounts surrendered from this Contract; and/or
• transfer fees on amounts transferred from the Fixed Account to the Separate Account.
These reductions would apply to Contracts that are attributable to a conversion from other products issued by the
Company and its subsidiaries and as otherwise permitted by the Investment Company Act of 1940 (as amended).

For Contracts sold in Massachusetts, Oregon, and Texas:
• There is no transfer fee on purchase payments allocated to the Fixed Account after the 13th contract year.
• There is no surrender charge on purchase payments allocated to the Fixed Account after the 13th contract year.

Waiver of Fixed Account Surrender Charge
The Fixed Account Surrender Charge will not apply to:

• amounts applied under an annuity benefit payment option; or
• payment of death benefit, however, the Surrender Charge does apply to purchase payments made by a surviving spouse after an owner’s death; or
• amounts distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Code (applies to qualified Contracts only); or
• amounts transferred, after the seventh contract year, from the Contract to a single premium immediate annuity issued by the Company; or
• any amount transferred from a Contract used to fund another annuity contract issued by the Company to the contract owner’s spouse when the distribution is made under a divorce decree.

Waiver of Fixed Account Surrender Charge Rider
This Waiver of Fixed Account Surrender Charge rider waives the surrender charge on Fixed Account surrenders made after the first contract anniversary if the original owner or original annuitant has a critical need. This rider is automati-
cally made a part of the Contract at issue. There is no charge for this rider. This rider may not be available in all states and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of this rider at any time. For more information regarding availability or features of this rider, you may contract your registered representative or call us at 1-800-852-4450.

Waiver of the Fixed Account surrender charge is available for critical need if the following conditions are met:

• the original owner or original annuitant has a critical need; (NOTE: A change of ownership will terminate this rider; once terminated the rider may not be reinstated.)
• the critical need did not exist before the contract date.
• For the purposes of this section, the following definitions apply:
• critical need - owner’s or annuitant’s confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end.
• health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care).

This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.
• terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
• total and permanent disability - a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability payments.

The Waiver of Fixed Account Surrender Charge Rider is not available for Contracts sold in Massachusetts.

State variations may apply.

Administration Charge

We reserve the right to assess each division with a daily charge at the annual rate of 0.15% of the average daily net assets of the division. This charge would only be imposed before the annuitization date. This charge would be assessed to help cover administrative expenses. Administrative expenses include the cost of issuing the Contract, clerical, record keeping and bookkeeping services, keeping the required financial and accounting records, communi-
cating with Contract owners and making regulatory filings.

Special Provisions for Group or Sponsored Arrangements

Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.

Group Arrangement – program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.

Sponsored Arrangement – program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reduc-
tions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, administrative charge or surrender charges.

Eligibility for and the amount of these reductions are determined by a number of factors, including the number of indi-
viduals in the group, the amount of expected purchase payments, total assets under management for the Contract owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion, are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administrative costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected Contract owners and other contract owners with contracts funded by the Separate Account.

FIXED ACCOUNT

This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate
Account. It only contains selected information regarding the Fixed Account. More information concerning the Fixed
Account is available from the home office or from a registered representative.

You may allocate purchase payments and transfer amounts from the Separate Account to the Fixed Account. Assets in the Fixed Account are held in the General Account of the Company. Because of exemptive and exclusionary provi-
sions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is not sub-
ject to these Acts. The staff of the Commission does not review the prospectus disclosures relating to the Fixed
Account. However, these disclosures are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

General Description

Our obligations with respect to the Fixed Account are supported by the Company’s General Account. The General
Account is the assets of the Company other than those allocated to any of the Company’s Separate Accounts. Subject to applicable law, the Company has sole discretion over the assets in the General Account.

The Company guarantees that purchase payments allocated to the Fixed Account earn interest at a guaranteed inter-
est rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Each purchase payment allocated or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.

Each contract anniversary, we declare a renewal interest rate that is guaranteed and applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and com-
pounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the accumulated value in the Fixed Account from which deductions for fees and charges may be made.

Fixed Account Accumulated Value

Your Contract’s Fixed Account accumulated value on any valuation date is the sum of:
• purchase payments allocated to the Fixed Account;
• plus any transfers to the Fixed Account from the Separate Account;
• plus interest credited to the Fixed Account;
• minus any surrenders, surrender charges, or transaction fees allocated to the Fixed Account;
• minus any transfers (and transfer fees) to the Separate Account.

Fixed Account Transfers, Total and Partial Surrenders

Transfers and surrenders from your investment in the Fixed Account are subject to certain limitations. In addition, sur-
renders and transfers from the Fixed Account may be subject to a charge or fee (see Fixed Account Surrender Charge and Transfer Fee). The total amount you may transfer and/or surrender from the Fixed Account may not exceed your
Fixed Account value.

You may transfer amounts from the Fixed Account to the divisions before the annuitization date and as provided below. The transfer is effective on the valuation date following our receiving your instructions. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same contract year.

Fixed Account Free Transaction Amount
Each contract year, a certain portion of your Fixed Account value may be:

• withdrawn free of the surrender charge; or
• transferred to the Separate Account free of the transfer fee.

The surrender charge and transfer fee do not apply to Fixed Account surrenders or transfers (or a combination of surrenders and transfers) which do not exceed the greater of:

• your Fixed Account’s earnings (Fixed Account value minus unsurrendered/non-transferred Fixed Account purchase payments still subject to a surrender charge or transfer fee); or
• 10% of your total Fixed Account value recalculated as of the later of the contract date or last contract anniversary; or
• an amount surrendered to satisfy the minimum distribution requirement of Section 401(a)9 of the Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone.
In addition, 10% of Fixed Account purchase payments during the current Contract year may be surrendered without a surrender charge or transferred without a transfer fee.

Any Fixed Account Free Transaction amount not withdrawn or transferred in a contract year is not added to the Fixed
Account Free Transaction amount available for any following contract year(s).

Unscheduled Fixed Account Transfer
You may make an unscheduled transfer from the Fixed Account each contract year as follows:

• The transfer is effective on the valuation date following our receiving your instructions.
• You must specify the dollar amount or percentage to be transferred.
• Amounts in excess of the Fixed Account Free Transaction Amount may be subject to a transfer fee.
• You may transfer up to 100% of your Fixed Account value (without incurring the transfer fee) within 30 days after a contract anniversary if:
• your Fixed Account value is less than $1,000, or
• the renewal interest rate for your Fixed Account value for the current contract year is more than one percentage point lower than the weighted average of your Fixed Account interest rates for the preceding contract year.
If you do not meet one of the preceding conditions, transfers from the Fixed Account may be subject to a surrender charge (see Fixed Account Surrender Charge and Transfer Fee).

Scheduled Fixed Account Transfer (Dollar Cost Averaging)
You may make scheduled transfers on a periodic basis from the Fixed Account as follows:

• You may establish scheduled transfers by:
• mailing your instructions to us;
• calling us at 1-800-852-4450 (if telephone privileges apply);
• faxing your instructions to us at 1-866-894-2087; or
• visiting www.principal.com.
• Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
• If the selected date is not a valuation date, the transfer is completed on the next valuation date.
• The minimum transfer amount is $50.
• Transfers continue until your value in the Fixed Account is zero or we receive your notice to stop them.
• If you stop the transfers, you may not start them again without our prior approval.

GENERAL PROVISIONS

The Contract

The entire Contract is made up of the Contract, amendments, riders and endorsements and data pages. Only our cor-
porate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

Delay of Payments

Surrenders are generally made within seven days after we receive your instruction for a surrender in a form accept-
able to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment
Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:

• trading on the New York Stock Exchange is restricted as determined by the Commission or when the Exchange is closed for other than weekends and holidays, or
• an emergency exists, as determined by the Commission, as a result of which:
• disposal by a mutual fund of securities owned by it is not reasonably practicable;
• it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
• the Commission permits suspension for the protection of security holders.

If payments are delayed the transaction will be processed on the first valuation date following the expiration of the per-
mitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your writ-
ten instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days thereafter.

In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a pur-
chase payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

Misstatement of Age or Gender

If the age or, where applicable, gender of the annuitant has been misstated, we adjust the income payable under your
Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpay-
ment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next annuity benefit payment or annuity benefit payments due. Underpayments are added to the next annuity benefit payment.

Assignment

If your Contract is part of your qualified plan, IRA, SEP, or Simple-IRA, you may not assign ownership.

You may assign your non-qualified Contract. Each assignment is subject to any payments made or action taken by the
Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.
An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at the home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amounts paid to an assignee are treated as a partial surrender and is paid in a sin-
gle payment lump sum.

Change of Owner

If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the owner or the annuitant.

You may change the owner of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, the Waiver of Fixed Account Surrender Charge rider is not available.

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.

Change of Annuitant

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity. If a new annuitant is not named within 60 days of our receiving notice
(including proof) of the original annuitant’s death, you will become the annuitant. If the owner of the contract is not a natural person, the annuitant’s death is treated as the death of the owner.

Change of Beneficiary

Before the annuitization date, you have the right to name a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. A joint annuitant may not be named as a beneficiary.

Contract Termination

We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days. Termination of the Contract will not unfairly discriminate against any owner.

Important Information about Customer Identification Procedures

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your initial purchase payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Reports

We will mail to you a statement of your current accumulated value, along with any reports required by state law, at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.

Quarterly statements will reflect purchase payments and partial surrenders occurring during the quarter as well as the balance of units owned and accumulated values.

RIGHTS RESERVED BY THE COMPANY

We reserve the right to make certain changes if, in our judgement, they best serve the interests of you and the annu-
itant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include:

• transfer assets in any division to another division or to the Fixed Account;
• add, combine or eliminate divisions in the Separate Account; or
• substitute the units of a division for the units of another division:
• if units of a division are no longer available for investment; or
• if in our judgement, investment in a division becomes inappropriate considering the purposes of the
Separate Account.

Frequent Trading and Market-Timing (Abusive Trading Practices)

This Contract is not designed for frequent trading or market timing activity of the divisions. If you intend to trade fre-
quently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:

• Disrupt the management of the underlying mutual funds by:
• forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
• causing unplanned portfolio turnover;
• Hurt the portfolio performance of the underlying mutual funds; and
• Increase expenses of the underlying mutual fund and separate account due to:
• increased broker-dealer commissions; and
• increased recordkeeping and related costs.

If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the
Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and pro-
cedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an underlying mutual fund that is a division with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

• Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
• Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by
1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
• Limiting the number of unscheduled transfers during a Contract year to no more than 12;
• Prohibiting you from requesting a transfer among the divisions for a minimum of 30 days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within
30 days of the exchange/redemption) by you; and
• Taking such other action as directed by the underlying mutual fund.

We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

PERFORMANCE CALCULATION
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions. The Contract was not offered prior to April 30, 1999.
However, shares of Accounts in which certain divisions of the Separate Account invest were offered prior to that date.
The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.

Other divisions of the Separate Account were not offered until April 30, 1999. Performance data for these divisions are calculated utilizing standardized performance formulas and shows performance since the inception date of the division.

The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate
Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market Division’s “ yield” and “ effective yield” for these
Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The
“ yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “ annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “ effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “ effective yield” is slightly higher than the “ yield”
because of the compounding effect of the assumed reinvestment.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts
Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.
• Purchase payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person’s gross income.
• An increase in the accumulated value of a non-qualified Contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus Accounts and the Fixed
Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
• Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.
The following discussion applies generally to Contracts owned by natural persons.
• Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
• The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
• Annuity benefit payments:
• The“ investment in the contract” is generally the total of the purchase payments made.
• The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the contract and part is considered taxable income. An “ exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
• After the purchase payment(s) in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your Contract.

Required Distributions for Non-Qualified Contracts

In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal
Revenue Code requires:

• If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
• If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
• within five years after the date of your death; or
• as annuity benefit payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
• If you take a distribution from the Contract before you are 59 1/2, you may incur an income tax penalty.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.

If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.

IRA, SEP, and SIMPLE-IRA

The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
• IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
• SEP-IRA – A SEP is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
• SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employers. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the
Internal Revenue Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any purchase payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral.
These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retire-
ment Plans. Check with your tax advisor for the rules which apply to your specific situation.

With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Internal Revenue Code on the taxable portion of a “ premature distribution.” The tax is increased to 25% in the case of distributions from SIMPLE-
IRAs during the first two years of participation. Generally, an amount is a “ premature distribution” unless the distribu-
tion is:

• made on or after you reach age 59 1/2;
• made to a beneficiary on or after your death;
• made upon your disability;
• part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary;
• made to pay certain medical expenses;
• for health insurance premiums while employed;
• for first home purchases (up to $10,000);
• for qualified higher education expenses;
• for qualified disaster tax relief distributions (up to $100,000); or
• for qualified reservist distributions.
For more information regarding premature distributions, please consult your tax advisor.

Rollover IRAs

If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b)
plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or
IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59 1/2 and not rolled over may be subject to an additional
10% excise tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previ-
ously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/
conversion. For rollovers/conversion to Roth IRAs done in 2010 only, the taxpayer does have a choice of electing a two-year spread option that allows deferral including the taxable amounts in gross income to years 2011 and 2012.
For more information, please see your tax advisor.

Required Minimum Distributions for IRAs

The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their
IRA. Generally speaking, RMDs for IRAs must begin no later than April 1 following the close of the calendar year in which you turn 70 1/2. Thereafter, the RMD is required no later than December 31 of each calendar year.
The RMD rules apply to traditional IRAs, as well as SEP-IRA’s and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each, but the actual distribution can be satisfied from a combination of one or more of the owner’s IRAs.
Failure to comply with the RMD rules can result in an excise tax penalty. This penalty equals 50% of the amount of the
RMD that exceeds the actual distribution amount (if any) that occurred during the calendar year in question.

Roth IRAs

The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SIMPLE-IRA or SEP may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth
IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-
free. For more information, please contact your tax advisor.

Withholding

Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United
States. Moreover, special “ backup withholding” rules may require us to disregard the recipient’s election if the recipient fails to supply us with a “ TIN” or taxpayer identification number (social security number for individuals), or if the Internal
Revenue Service notifies us that the TIN provided by the recipient is incorrect.

Mutual Fund Diversification

The United States Treasury Department has adopted regulations under Section 817(h) of the Code which establish standards of diversification for the investments underlying the Contracts. Under this Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of a mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.

The investment opportunities of the mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the
Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the
Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the
National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION

Reservation Rights

The Company reserves the right to:

• increase the minimum amount for each purchase payment to not more than $1,000; and
• terminate a Contract and distribute the accumulated value if no purchase payments are made during two consecutive calendar years and the accumulated value (or total purchase payments less partial surrenders and applicable surrender charges and transfer fees) is less than $2,000. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

Legal Opinions

Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insur-
ance Law, have been passed upon by Karen Shaff, General Counsel and Executive Vice President.

Legal Proceedings

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Sep-
arate Account B.

Other Variable Annuity Contracts

The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

Householding

To avoid sending duplicate copies of materials to owners, only one copy of the prospectus and annual and semi-
annual reports for the funds will be mailed to owners having the same name and address on our records. The consoli-
dation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Payments to Financial Intermediaries

The Company pays compensation to broker-dealers, financial institutions, and other parties (“ Financial
Intermediaries” ) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on purchase payments made on the Contract. The Company and/or its affiliates may also pay other amounts (“ Additional Payments” ) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the
Contracts as well as other products sold by the Company and may influence the Financial intermediary or its registered representative to recommend the purchase of this Contract over competing annuity contracts or other investment options. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your sales representative’s broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements and Compensation

The Company has entered into agreements with the distributors, advisers, and/or the affiliates of some of the mutual funds underlying the Contract and receives compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Contract owners’ instructions. Because the Company receives such fees, it may be subject to competing interests in making these funds available as investment options under the Contract.
The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Contract. Without these payments, charges under the Contract are expected to be higher.

Independent Registered Public Accounting Firm

The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by
Ernst and Young LLP, independent registered public accounting firm, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS

The financial statements of the Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS
The following is a brief summary of the investment objectives of each division. There is no guarantee that the objec-
tives will be met.

American Century VP Income & Growth Division
Invests in:	American Century VP Income & Growth Fund- Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	to seek dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

Bond & Mortgage Securities Division
Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account —
Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks to provide current income.

Diversified International Division
Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Government & High Quality Bond Division (will merge into Mortgage Securities effective July 16, 2002)
Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account -
Class 1(will merge into the Principal Variable Contracts Funds Mortgage Secu-
rities Account - Class 1 effective July 16, 2010)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	to seek a high level of current income, liquidity and safety of principal.

LargeCap Growth I Division
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I - Class 1
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement and Brown
Investment, LLC through a Sub-advisory agreement with Principal Manage-
ment Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap S&P 500 Index Division
Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Princi-
pal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in stocks of large U.S. compa-
nies. The Account attempts to mirror the investment results of the Standard &
Poor’s 500 Index.

LargeCap Value Division
Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Princi-
pal Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Blend Division
Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Growth I Division (will merge into the MidCap Blend effective July 16, 2010)
Invests in:	Principal Variable Contracts Funds MidCap Growth Account I - Class 1 (will merge into the Principal Variable Contracts Funds MidCap Blend Account -
Class 1 effective July 16, 2010)
Investment Advisor:	Mellon Capital Management Corporation through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MidCap Value II Division (will merge into the MidCap Blend effective July 16, 2010)
Invests in:	Principal Variable Contracts Funds MidCap Value Account II - Class 1(will merge into the Principal Variable Contracts Funds MidCap Blend Account -
Class 1 effective July 16, 2010)
Investment Advisor:	Jacobs Levy Equity Management, Inc. through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

Money Market Division
Invests in:	Principal Variable Contracts Funds Money Market Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	to seek as high a level of current income as is considered consistent with pres-
ervation of principal and maintenance if liquidity.

Mortgage Securities Division (division name will change to the Government & High Quality Bond Division effective July 16, 2010)
Invests in:	Principal Variable Contracts Funds Mortgage Securities Account - Class 1(fund name will change to Principal Variable Contracts Funds Government & High Quality Bond Account
effective July 16, 2010)
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide a high level of current income consistent with safety and liquidity.

Short-Term Bond Division (will merge into the Short-Term Income Division effective July 16, 2010)
Invests in:	Principal Variable Contracts Funds Short-Term Bond Account - Class 1 (will merge into the Principal Variable Contracts Funds Short-Term Income Account
- Class 1 effective July 1, 2010)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	to provide current income.

Short-Term Income Division
Invests in:	Principal Variable Contracts Funds Short-Term Income Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal
Management Corporation
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

SmallCap Blend Division
Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class 1
Investment Advisor: Principal Global Investors, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	to seek long-term growth of capital.

SmallCap Growth II Division
Invests in:	Principal Variable Contracts Funds SmallCap Growth Account II - Class 1
Investment Advisor:	Emerald Advisors, Inc. through a sub-advisory agreement and Essex Invest-
ment Management Company, LLC through a sub-advisory agreement with
Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

Templeton Growth Securities Division
Invests in:	Franklin Templeton VIP Trust Templeton Growth Securities Fund - Class 2
Investment Advisor:	Templeton Global Advisors Limited
Investment Objective:	seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the
U.S. and in emerging markets.

Registration Statement

This prospectus (Part A of the registration statement) omits some information contained in the SAI (Part B of the regis-
tration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby Incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting your reg-
istered representative or calling us at 1-800-852-4450.

Information about the Contract (Including the SAI and Part C of the registration statement) can be reviewed and cop-
ied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the
operation of the public reference room may be obtained by calling the Commission as 202-942-8090. Reports and other information about the Contract are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the
Commission, 100 F Street NE, Washington, D.C. 20549-0102.

The registration number for the Contract is 333-63401.

Customer Inquiries
Your questions should be directed to: Principal Freedom Variable Annuity, Principal Financial Group, P.O. Box 9382,
Des Moines, Iowa 50306-9382, 1-800-852-4450.

TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.
TABLE OF CONTENTS
General Information and History	3
Independent Registered Public Accounting Firm	3
Principal Underwriter	3
Calculation of Performance Data	3
Taxation Under Certain Retirement Plans	5
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	9
Financial Statements	10
Principal Life Insurance Company
Report of Independent Auditors	149
Consolidated Financial Statements	150

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

	Accumulation Unit Value
				Number of
				Accumulation
				Units
			Percentage	Outstanding
	Beginning	End of	Change from	End of Period
Division	of Period	Period	Prior Period	(in thousands)
American Century VP Income & Growth
2009	$7.956	$9.316	17.09%	340
2008	12.267	7.956	-35.14	399
2007	12.380	12.267	-0.91	517
2006	10.663	12.380	16.10	579
2005	10.278	10.663	3.75	567
2004	9.174	10.278	12.03	517
2003	7.153	9.174	28.25	342
2002	8.947	7.153	-20.05	252
2001	9.846	8.947	-9.13	171
2000	11.110	9.846	-11.38	134
Bond & Mortgage Securities
2009	11.606	13.915	19.89	549
2008	14.114	11.606	-17.77	684
2007	13.766	14.114	2.53	957
2006	13.267	13.766	3.76	1,099
2005	13.053	13.267	1.64	1,078
2004	12.541	13.053	4.08	953
2003	12.093	12.541	3.70	646
2002	11.163	12.093	8.33	534
2001	10.412	11.163	7.21	301
2000	9.708	10.412	7.25	199
Diversified International
2009	9.985	12.759	27.78	333
2008	18.724	9.985	-46.67	382
2007	16.267	18.724	15.10	495
2006	12.820	16.267	26.89	575
2005	10.445	12.820	22.74	464
2004	8.703	10.445	20.02	324
2003	6.633	8.703	31.21	144
2002	7.971	6.633	-16.79	102
2001	10.616	7.971	-24.92	80
2000	11.681	10.616	-9.12	86

	Accumulation Unit Value
				Number of
				Accumulation
				Units
			Percentage	Outstanding
	Beginning	End of	Change from	End of Period
Division	of Period	Period	Prior Period	(in thousands)
Government & High Quality Bond
2009	10.821	11.298	4.41	332
2008	11.095	10.821	-2.47	420
2007	10.668	11.095	4.00	603
2006	10.322	10.668	3.35	709
2005	10.205	10.322	1.15	710
2004	9.938	10.205	2.69	546
2003(1)	10.000	9.938	-0.62	198
LargeCap Growth I
2009	5.978	9.052	51.42	184
2008	10.151	5.978	-41.11	197
2007	10.000	10.151	1.51
LargeCap S&P 500 Index
2009	7.089	8.878	25.24	1,017
2008	11.366	7.089	-37.63	1,217
2007	10.903	11.366	4.25	1,603
2006	9.514	10.903	14.60	1,844
2005	9.184	9.514	3.59	1,862
2004	8.391	9.184	9.45	1,780
2003	6.595	8.391	27.23	1,074
2002	8.576	6.595	-23.10	636
2001	9.840	8.576	-12.85	475
2000	10.985	9.840	-10.42	431
LargeCap Value
2009	7.799	8.994	15.32	338
2008	12.132	7.799	-35.72	388
2007	12.248	12.132	-0.95	546
2006	10.298	12.248	18.94	652
2005	9.724	10.298	5.90	572
2004	8.728	9.274	11.41	487
2003	7.014	8.728	24.44	251
2002	8.194	7.014	-14.40	201
2001	8.987	8.194	-8.82	180
2000	8.872	8.987	1.30	178
MidCap Blend
2009	14.400	19.099	32.63	180
2008	21.980	14.400	-34.49	203
2007	20.255	21.980	8.52	271
2006	17.883	20.255	13.26	322
2005	16.515	17.883	8.28	344
2004	14.144	16.515	16.76	287
2003	10.741	14.144	31.68	146
2002	11.871	10.741	-9.52	84
2001	12.435	11.871	-4.54	63
2000	10.944	12.435	13.62	41

		Accumulation Unit Value
					Number of
					Accumulation
					Units
				Percentage	Outstanding
		Beginning	End of	Change from	End of Period
	Division	of Period	Period	Prior Period	(in thousands)
MidCap Growth I
2009		8.847	11.856	34.01	81
2008		15.159	8.847	-41.64	87
2007		13.801	15.159	9.84	116
2006		12.694	13.801	8.72	140
2005		11.258	12.694	12.76	150
2004		10.154	11.258	10.87	138
2003		7.285	10.154	39.38	91
2002		9.964	7.285	-26.89	66
2001		12.096	9.964	-17.63	63
2000		11.285	12.096	7.19	31
MidCap Value II
2009		13.875	18.453	32.99	223
2008		24.953	13.875	-44.40	270
2007		25.431	24.953	-1.88	354
2006		22.641	25.431	12.32	420
2005		20.655	22.642	9.62	407
2004		16.982	20.655	21.63	326
2003		12.548	16.982	35.34	176
2002		14.055	12.548	-10.72	123
2001		14.552	14.055	-3.42	64
2000		11.200	14.552	29.93	32
Money Market
2009		12.489	12.411	-0.62	351
2008		12.279	12.489	1.71	565
2007		11.807	12.279	4.00	478
2006		11.381	11.807	3.74	526
2005		11.180	11.381	1.80	502
2004		11.173	11.180	0.06	538
2003		11.187	11.173	-0.13	496
2002		11.125	11.187	0.56	317
2001		10.796	11.125	3.05	140
2000		10.270	10.796	5.12	87
Mortgage Securities
2009		10.099	10.661	5.56	12
2008(3)		10.000	10.099	0.99	--
Short-Term Bond
2009		9.382	10.253	9.28	245
2008		10.713	9.382	-12.42	287
2007		10.484	10.713	2.18	435
2006		10.123	10.484	3.57	491
2005		10.029	10.123	0.94	487
2004		9.985	10.029	0.44	403
2003(1)		10.000	9.985	-0.15	117

	Accumulation Unit Value
				Number of
				Accumulation
				Units
			Percentage	Outstanding
	Beginning	End of	Change from	End of Period
Division	of Period	Period	Prior Period	(in thousands)
Short-Term Income
2009	9.991	10.891	9.01	9
2008(3)	10.000	9.991	-0.09	--
SmallCap Blend
2009	10.687	12.947	21.15	229
2008	17.037	10.687	-37.27	257
2007	16.905	17.037	0.78	341
2006	15.127	16.905	11.75	402
2005	14.253	15.127	6.13	427
2004	11.996	14.253	18.81	339
2003	8.843	11.996	35.66	182
2002	12.272	8.843	-27.94	122
2001	12.069	12.272	1.68	73
2000	13.789	12.069	-12.47	65
SmallCap Growth II
2009	5.869	7.666	30.62	105
2008	10.058	5.869	-41.65	116
2007	9.661	10.058	4.11	140
2006	8.941	9.661	8.05	160
2005	8.454	8.941	5.76	161
2004	7.664	8.454	10.31	173
2003	5.307	7.664	44.41	116
2002	9.885	5.307	-46.31	64
2001	14.663	9.885	-32.59	37
2000	17.178	14.663	-14.64	35
Templeton Growth Securities
2009	11.006	14.307	29.99	92
2008	19.245	11.006	-42.81	105
2007	18.965	19.245	1.48	138
2006	15.702	18.965	20.78	160
2005	14.547	15.702	7.94	146
2004	12.645	14.547	15.04	127
2003	9.651	12.645	31.02	94
2002	11.941	9.651	-19.18	85
2001	12.204	11.941	-2.16	57
2000	11.485	12.204	6.26	42

(1)	Commenced Operations on May 16, 2003
(2)	Commenced Operations on April 30, 2007
(3)	Commenced Operations on November 24, 2008